BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Trident Brands Incorporated Entity or Nevada Business Identification Number (NVID): NV20071735928
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 53.57%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 05/31/2022 Time: 12:01 AM (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: [x] The entity name has been amended. [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) [ ] The purpose of the entity has been amended. [x] The authorized shares have been amended. [ ] The directors, managers or general partners have been amended. [ ] IRS tax language has been added. [ ] Articles have been added. [ ] Articles have been deleted. [ ] Other. The articles have been amended as follows: (provide article numbers, if available) Articles I and IV have been amended. See Attachment A. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] President Signature of Officer or Authorized Signer Title X [signature] CFO Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

ATTACHMENT A

CERTIFICATE OF AMENDMENT

TRIDENT BRANDS INCORPORATED

Article I is amended to read in its entirety as follows:

I. NAME: The name of the corporation is: SOLNI Group, Inc.

Article IV is amended to read in its entirety as follows:

IV. Authorization of Capital Stock. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 104,432,320 shares, consisting of:

(i) 75,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"); and

(ii) 29,432,320 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock").

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.

A. COMMON STOCK

1. Dividends and Other Distributions. Except as otherwise provided by the Nevada Law or this Certificate of Incorporation, the holders of Common Stock shall share ratably in all dividends as may from time to time be declared by the Board of Directors of the Corporation in respect of the Common Stock out of funds legally available for the payment thereof and payable in cash, stock or otherwise, and in all other distributions (including, without limitation, the dissolution, liquidation and winding up of the Corporation), whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise, after payment of liabilities.

2. Preemptive Rights. Other than pursuant to a written agreement between the Corporation and a holder of Common Stock, no holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation, whether now or hereafter authorized.

3. Voting Rights. Except as otherwise provided by the Nevada Law or this Certificate, each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

B. PREFERRED STOCK

4. Issuance and Reissuance. The Preferred Stock may be issued from time to time and in one or more series. By resolution adopted by the affirmative vote of at least a majority of

the total number of Directors then in office, the Board of Directors of the Corporation is authorized to determine or alter the powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of Directors then in office, originally fixing the number of shares constituting any series of Preferred Stock to increase or decrease (but not below the number of shares of any such series of Preferred Stock, then outstanding) the number of shares of any such series of Preferred Stock and to fix the number of shares of any series of Preferred Stock. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock subject to the requirements of applicable law. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions granted to or imposed upon, any such series of Preferred Stock may be made dependent upon facts ascertainable outside the resolutions or resolutions providing for the issue of such Preferred Stock, adopted by the affirmative vote of at least a majority of the total number of Directors then in office, provided that the manner in which such facts shall operate upon the powers, preferences and rights of, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any of the powers, preferences and rights of, and the qualifications, limitations and restrictions granted to or imposed upon, such series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the affirmative vote of at least a majority of the total number of Directors then in office.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20130410585-49
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/21/2013 1:50 PM
	Entity Number E0761652007-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY – DO NOT HIGHLIGHT

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Trident Brands Incorporated
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Sandfield Ventures Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Sandfield Ventures Corp.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

Trident Brands Incorporated
Name of merging entity, if applicable

Sandfield Ventures Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Sandfield Ventures Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Sandfield Ventures Corp. is hereby amended to change the name of Sandfield Ventures Corp. to **Trident Brands Incorporated**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** July 8, 2013

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

{W0196793.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Trident Brands Incorporated
Name of merging entity

X [signature] | President | June 21, 2013
Signature | Title | Date

Sandfield Ventures Corp.
Name of merging entity

X [signature] | President | June 21, 2013
Signature | Title | Date

Name of merging entity

Signature | Title | Date

Name of merging entity

Signature | Title | Date

Sandfield Ventures Corp.
Name of surviving entity

X [signature] | President | June 21, 2013
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of June 21, 2013.

BETWEEN:

SANDFIELD VENTURES CORP., a Nevada corporation, having its office at 711 S. Carson Street, Suite 4, Carson City, Nevada 89701

(**"Sandfield"**)

AND:

TRIDENT BRANDS INCORPORATED, a Nevada corporation, having its office at 711 S. Carson Street, Suite 4, Carson City, Nevada 89701

(**"Trident"**)

WHEREAS:

A. Trident is the wholly-owned subsidiary of Sandfield;

B. The board of directors of Trident and Sandfield deem it advisable and in the best interests of their respective companies and shareholders that Trident be merged with and into Sandfield, with Sandfield remaining as the surviving corporation under the name "Trident Brands Incorporated";

C. The board of directors of Trident have approved the plan of merger embodied in this Agreement; and

D. The board of directors of Sandfield have approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Trident shall be merged with and into Sandfield in accordance with the applicable laws of the State of Nevada (the **"Merger"**). The separate existence of Trident shall cease, and Sandfield shall be the surviving corporation under the name "Trident Brands

Incorporated" (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Sandfield, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Sandfield, as the Surviving Corporation, shall be amended to state that the name of the corporation is "Trident Brands Incorporated".

1.4 Bylaws

On the Effective Date, the Bylaws of Sandfield, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Sandfield immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. <u>CONVERSION OF SHARES</u>

2.1 Common Stock of Sandfield

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Sandfield, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "**Survivor Stock**").

2.2 Common Stock of Trident

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Trident, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. <u>EFFECT OF THE MERGER</u>

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Trident and Sandfield; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Trident and Sandfield on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Trident or Sandfield, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Trident and Sandfield shall be preserved unimpaired, and all liens upon the property of Trident or Sandfield shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 Further Assurances

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Trident such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Trident and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Trident or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. GENERAL

4.1 Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Trident or Sandfield or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Trident and Sandfield.

4.2 Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Trident and Sandfield.

4.3 Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

TRIDENT BRANDS INCORPORATED

Per: ______________________
Authorized Signatory

SANDFIELD VENTURES CORP.

Per: ______________________
Authorized Signatory

APPENDIX A

To the Agreement and Plan of Merger between
Sandfield Ventures Corp. and Trident Brands Incorporated

Articles of Merger

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Trident Brands Incorporated
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Sandfield Ventures Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Sandfield Ventures Corp.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

{W0196791.DOC}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Trident Brands Incorporated
Name of merging entity, if applicable

Sandfield Ventures Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Sandfield Ventures Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

[WM3796.DOC]

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Sandfield Ventures Corp. is hereby amended to change the name of Sandfield Ventures Corp. to **Trident Brands Incorporated**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

(nevada LDOC)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

Trident Brands Incorporated
Name of merging entity

Signature ____ Title: President Date: ____

Sandfield Ventures Corp.
Name of merging entity

Signature ____ Title: President Date: ____

____
Name of merging entity

Signature ____ Title: ____ Date: ____

____
Name of merging entity

Signature ____ Title: ____ Date: ____

Sandfield Ventures Corp.
Name of surviving entity

Signature ____ Title: President Date: ____

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ARTICLES OF INCORPORATION

OF

<u>SANDFIELD VENTURES CORP.</u>

The undersigned, to form a Nevada corporation, CERTIFIES THAT:

I. NAME: The name of the corporation is: **Sandfield Ventures Corp.**

II. REGISTERED OFFICE: RESIDENT AGENT: The location of the registered office of this corporation within the State of Nevada is 711 S. Carson St. Suite 4, Carson City, Nevada 89701; this corporation may maintain an office or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors or by the By-Laws of the corporation; and this corporation may conduct all corporation business of every kind or nature, including the holding of any meetings of directors or shareholders, inside or outside the State of Nevada, as well as without the State of Nevada.

The Resident Agent for the corporation shall be Resident Agents of Nevada, Inc., 711 S. Carson St. Suite 4, Carson City, Nevada 89701.

III. PURPOSE: The purpose for which this corporation is formed is: To engage in any lawful activity.

IV. AUTHORIZATION OF CAPITAL STOCK: The amount of the total authorized capital stock of the corporation shall be **SEVENTY FIVE THOUSAND** Dollars **($75,000.00)**, consisting of **SEVENTY FIVE MILLION (75,000,000)** shares of **Common Stock**, par value **$.001** per share.

V. INCORPORATOR: The name and post office address of the Incorporator signing these Articles of Incorporation is as follows:

NAME	POST OFFICE ADDRESS
Resident Agents of Nevada, Inc.	711 S. Carson St. Suite 4 Carson City, Nevada 89701

VI. DIRECTORS: The governing board of this corporation shall be known as directors, and the first Board shall consist of one (1) director.

The number of directors may, pursuant to the By-Laws, be increased or decreased by the Board of Directors, provided there shall be no less than one (1) nor more than nine (9) Directors.

The name and post office addresses of the directors constituting the first Board of Directors is as follows:

NAME	POST OFFICE ADDRESS
Mark R. Holcombe	Caves Village, West Bay Street Nassau, New Providence Bahamas CB-12043

VII. STOCK NON-ASSESSABLE: The capital stock, or the holders thereof, after the amount of the subscription price has been paid in, shall not be subject to any assessment whatsoever to pay the debts of the corporation.

VIII. TERM OF EXISTENCE: This corporation shall have perpetual existence.

IX. CUMULATIVE VOTING: No cumulative voting shall be permitted in the election of directors.

X. PREEMPTIVE RIGHTS: Shareholders shall not be entitled to preemptive rights.

XI. LIMITED LIABILITY: No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (I) for any breach of the officer or directors duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or director derived any improper personal benefit. If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

XII. INDEMNIFICATION: Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a proceeding), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be

amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under the Section or otherwise.

If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation tot he fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

THE UNDERSIGNED, being the Incorporator hereinafter named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying the facts herein stated are true, and, accordingly, has hereunto set her hand this 6th day of November, 2007.

[signature]

Sandra L. Miller, Sole Incorporator
for Resident Agents of Nevada, Inc.

STATE OF NEVADA)
) SS.
COUNTY OF CARSON)

On this 6th day of November, 2007, before me, a Notary Public, personally appeared Sandra L. Miller who acknowledged to me that she executed the above instrument.

DIANE E. KALINOWSKI
Notary Public, State of Nevada
Appointment No. 99-[illegible]
My Appt. Expires Oct 28, 2011

[signature]

Notary Public

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

In the matter of Sandfield Ventures Corp., I, Sandra L. Miller on behalf of Resident Agents of Nevada, Inc., with address at 711 S. Carson St. Suite 4, Carson City, Nevada 89701, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

Furthermore, that the mailing address for the above registered office is 711 S. Carson St. Suite 4, Carson City, Nevada 89701.

IN WITNESS WHEREOF, I hereunto set my hand this 6th day of November, 2007.

Sandra L. Miller for
Resident Agents of Nevada, Inc.